UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2007

T REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-49782	52-2140299
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	877-888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

We previously filed a Current Report on Form 8-K on April 27, 2007, or the Form 8-K, to report our entry into an Agreement for Purchase and Sale of Real Property and Escrow Instructions, or the Agreement, and a First Amendment to the Agreement, or the Amendment with Parkway Properties Office Fund, L.P., as described in the Form 8-K. We are filing this Form 8-K/A to amend the effective date of the Agreement and the Amendment to reflect April 25, 2007. Except as identified above, no other amendments or changes to the Form 8-K are made by this Form 8-K/A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, Inc.

April 30, 2007	By:	/s/ Jack R. Maurer

Name: Jack R. Maurer
Title: Chief Executive Officer and President